SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              JUNE 4, 2001
                              ------------
            Date of Report (date of earliest event reported)


                    NETVOICE TECHNOLOGIES CORPORATION
                    ---------------------------------
         (Exact Name of Registrant as Specified in its Charter)


         NEVADA                  0-29025             91-1986538
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission          (IRS Employer
       of Incorporation       File Number)     Identification Number)


                     3201 WEST ROYAL LANE, SUITE 160
                            IRVING, TX  75063
                            -----------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (972) 788-2988
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

               At the Registrant's Annual Meeting of Shareholders held on May 23, 2001, Jeffrey W. Rothell, William Bedri, Garth Cook, Roger Clark and Gregory Somers were elected to the Registrant's Board of Directors. Mr. Spencer Grimes continues to serve as a Director of the Registrant's Board in accordance with the terms of the Series A Preferred Stock Purchase Agreement, as amended.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c)  Exhibits:  None



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
                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETVOICE TECHNOLOGIES CORPORATION



Dated: June 7, 2001                By: /s/   JEFFREY ROTHELL
                                      -----------------------------
                                      Jeffrey Rothell, President










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